Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Heart Test Laboratories, Inc. (the “Company”) on Form 10-K for the year ended April 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Simpson, as the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2024	By:	/s/ Andrew Simpson
Name: Andrew Simpson
Title: President, Chief Executive Officer, and Chairman of the Board of Directors